UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 27, 2026

West Coast Community Bancorp
(Exact name of registrant as specified in its charter)
Commission File Number: 001-43470

California	27-1376408
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
75 River Street, Santa Cruz, CA, 95060
(Address of principal executive offices, including zip code)
(831) 457-5000
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	WCCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On October 27, 2026, West Coast Community Bancorp (the “Company”) issued a press release announcing its unaudited results of operations and financial condition for the quarter ended September 30, 2026. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

This information (including Exhibit 99.1) is being furnished under Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure

Furnished hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference, is an investor presentation for the quarter ended September 30, 2026 prepared by the Company. The Company intends to use the presentation in meetings with investors, shareholders, and other constituents.

This information (including Exhibit 99.2) is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 27, 2026
99.2	Investor Presentation, Third Quarter 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2026

West Coast Community Bancorp

	By:	/s/ Krista Snelling
	Name:	Krista Snelling
	Title:	Chairman and Chief Executive Officer